Exhibit 10.1

First Amendment to Amended and Restated Employment Agreement

1.           This first amendment (the “First Amendment”) is made by B/E Aerospace, Inc. (the “Company”) and Ryan M. Patch (“Executive”), parties to that certain Amended and Restated Employment Agreement dated July 29, 2013 (the “Agreement”).

2.           The Agreement is amended as follows:

In the first sentence of Section 2 of the Agreement, the phrase “two (2) years” shall be deleted and replaced by the phrase “three (3) years”.

3.           Except as set forth in this First Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this First Amendment and the Agreement or any earlier amendment, the terms of this First Amendment will prevail.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as April 29, 2014.

EXECUTIVE

/s/ Ryan M. Patch

Ryan M. Patch

B/E AEROSPACE, INC.,

a Delaware corporation

/s/ Thomas McCaffrey

Thomas McCaffrey
Senior Vice President and Chief Financial Officer